UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2010

ABITIBIBOWATER INC.

(Exact name of Registrant as Specified in Charter)

Delaware	001-33776	98-0526415
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

AbitibiBowater Inc. 1155 Metcalfe Street, Suite 800 Montréal, Québec, Canada	H3B 5H2
(Address of principal executive offices)	(Zip Code)

(514) 875-2160

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.	OTHER EVENTS.

Monthly Operating Report

On April 30, 2010, AbitibiBowater Inc. (the “Company”) and certain of its U.S. subsidiaries (collectively, the “U.S. Debtors”) filed the Monthly Operating Report for the period from March 1, 2010 to March 31, 2010 (the “MOR”) with the United States Bankruptcy Court for the District of Delaware (the “U.S. Bankruptcy Court”) (In re: AbitibiBowater Inc., et al., Chapter 11, Case No. 09-11296). A copy of the MOR is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

The MOR is limited in scope, covers a limited time period, and has been prepared solely for the purpose of the U.S. Debtors’ compliance with the monthly reporting requirements of the U.S. Bankruptcy Court. The financial information in the MOR has not been audited, reviewed or otherwise verified for accuracy or completeness by independent accountants. The financial statements in the MOR are not intended to be prepared in conformity with U.S. GAAP because they do not include all of the information and footnote disclosures required by U.S. GAAP for complete financial statements, and the information contained in the MOR is not intended to reconcile to the consolidated financial statements of the Company in its Annual Report on Form 10-K for the fiscal year ended December 31, 2009 filed with the Securities and Exchange Commission on March 31, 2010, as amended, nor any consolidated financial statements in subsequently filed Quarterly Reports on Form 10-Q. The statement of operations and cash flows presented in the MOR for any interim period are not necessarily indicative of the results that may be expected for a full quarter, full year, or any interim period. Readers are cautioned not to place undue reliance on the MOR. The MOR is in a format required by the U.S. Bankruptcy Court and should not be used for investment purposes.

Company Files Framework for Plan of Reorganization

The Company announced on May 4, 2010 that it and certain of its U.S. and Canadian subsidiaries, currently under creditor protection pursuant to chapter 11 of the U.S. Bankruptcy Code and the Companies’ Creditors Arrangement Act (Canada), filed on that date draft forms of a Debtors’ Joint Plan of Reorganization under Chapter 11 of the Bankruptcy Code and a CCAA Plan of Reorganization and Compromise (together, the “Plan”) with courts in Canada and the United States.

The Plan provides a framework for the final forms, which the Company intends to file in the near term as amendments and/or supplements thereto, together with the related disclosure and proxy materials. The Plan is not being filed for the purpose of soliciting votes and remains subject to finalization.

CAUTIONARY STATEMENTS REGARDING FORWARD-LOOKING INFORMATION AND USE OF THIRD-PARTY DATA

Statements in this Current Report on Form 8-K that are not reported financial results or other historical information of AbitibiBowater Inc. (with its subsidiaries and affiliates, either individually or collectively, unless otherwise indicated, referred to as “AbitibiBowater,” “we,” “our,” “us” or the “Company”) are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. They include, for example, statements relating to our: creditor protection proceedings under chapter 11 of the U.S. Bankruptcy Code and the Companies’ Creditors Arrangement Act (Canada); debtor in possession financing arrangements and reorganization process; ability to successfully restructure our debt and other obligations; efforts to reduce costs and increase revenues and profitability, including our cost reduction initiatives regarding selling, general and administrative expenses; business outlook; curtailment of production of certain of our products; assessment of market conditions; ability to sell non-core assets in light of the current global economic conditions and the requirements under the creditor protection proceedings to obtain court approval for certain asset sales; and strategies for achieving our goals generally. Forward-looking statements may be identified by the use of forward-looking terminology such as the words “should,” “would,” “could,” “will,” “may,” “expect,” “believe,” “anticipate,” “attempt” and other terms with similar meaning indicating possible future events or potential impact on our business or our shareholders.

The reader is cautioned not to place undue reliance on these forward-looking statements, which are not guarantees of future performance. These statements are based on management’s current assumptions, beliefs and expectations, all of which involve a number of business risks and uncertainties that could cause actual results to differ materially. These risks and uncertainties include, but are not limited to the following: (i) risks and uncertainties relating to our creditor protection proceedings including, among other things: (a) risks associated with our ability to: continue as a going concern; stabilize the business to maximize the chances of preserving all or a portion of the enterprise; develop a comprehensive restructuring plan in an effective and timely manner; resolve ongoing issues with creditors and other third parties whose interests may differ from ours; obtain court orders or approvals with respect to motions filed from time to time, including court approvals for asset sales; obtain alternative or replacement financing to replace our debtor in possession financing arrangements and restructure our substantial indebtedness and other obligations in a manner that allows us to obtain approval of a plan or plans of reorganization from affected creditors and its confirmation by the courts in order to successfully exit our creditor protection proceedings, especially in light of the current decline in the global economy and credit conditions; renew or extend our current debtor in possession financing arrangements and/or accounts receivable securitization program, as the case may be, if the need to do so should arise; successfully implement a comprehensive restructuring plan and a plan or plans of reorganization; generate cash from operations and maintain cash-on-hand; operate within the restrictions and limitations of our current and any future debtor in possession financing arrangements; realize full or fair value for any assets or business we may divest as part of our comprehensive restructuring plan; attract and retain customers; maintain market share as our competitors move to capitalize on customer concerns; maintain current relationships with customers, vendors and trade creditors by actively and adequately communicating on and responding to events, media and rumors associated with the creditor protection proceedings that could adversely affect such relationships; resolve claims made against us in connection with the creditor protection proceedings for amounts not exceeding our recorded liabilities subject to compromise; prevent third parties from obtaining court orders or approvals that are contrary to our interests; and reject, repudiate or terminate certain contracts; and (b) risks and uncertainties associated with: limitations on actions against any debtor during the creditor protection proceedings and the values, if any, that will be ascribed in our creditor protection proceedings to our various pre-petition liabilities, common stock and other securities; and (ii) risks and uncertainties relating to our business including: industry conditions generally and further growth in alternative media; our capital intensive operations and the adequacy of our capital resources; the prices and terms under which we would be able to sell assets; the relative volatility of the U.S. dollar and the Canadian dollar; the costs of raw materials such as energy, chemicals and fiber; the success of our implementation of additional measures to enhance our operating efficiency and productivity; our ability to obtain fair compensation for our expropriated assets in the province of Newfoundland and Labrador, Canada and the possibility that we could lose any or all of our equity interest in Augusta Newsprint Company. Additional risks that could cause actual results to differ from forward-looking statements are enumerated in Item 1A — Risk Factors of our Annual Report on Form 10-K for the year ended December 31, 2009, as amended. We filed the Annual Report on Form 10-K with the U.S. Securities Exchange Commission (the “SEC”) on March 31, 2010. All forward-looking statements in this Current Report on Form 8-K are expressly qualified by the cautionary statements contained or referred to in this section and in our other filings with the SEC and the Canadian securities regulatory authorities. We disclaim any obligation to publicly update or revise any forward-looking information, whether as a result of new information, future events or otherwise.

The ultimate recovery to creditors and/or shareholders, if any, will not be determined until the plans of reorganization have been confirmed. No assurance can be given as to what values, if any, will be ascribed to each of these constituencies of what types or amounts of distributions, if any, they will receive. We expect that our currently outstanding common stock and exchangeable shares will have no value and will be canceled for no consideration under the plans of reorganization, and that the value of our liabilities and other securities is highly speculative. Appropriate caution should be exercised with respect to existing and future investments in any our liabilities and/or securities. None of the statements in this report is a solicitation of votes for or against any plan of reorganization. Any such solicitation will only be made through a disclosure document approved by the applicable court.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.	Description

99.1	Monthly Operating Report for the Period March 1, 2010 to March 31, 2010, dated April 30, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ABITIBIBOWATER INC.

Date: May 5, 2010	By:	/S/ JACQUES P. VACHON
	Name:	Jacques P. Vachon
	Title:	Senior Vice-President, Corporate Affairs and Chief Legal Officer

INDEX OF EXHIBITS

Exhibit No.	Description

99.1	Monthly Operating Report for the Period March 1, 2010 to March 31, 2010, dated April 30, 2010

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